PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Dear Stockholders:

For the second quarter ended June 30, 2000 the Pacholder High Yield Fund, Inc. (the "Fund") posted a total return of -0.67%, compared to the CS First Boston Domestic+ High Yield Index(TM) (the "Index") total return of 0.67%, underperforming the Index by 134 basis points. For the first six months of the year the Fund has posted a -4.11% total return compared to the Index's return for the same period of -1.38%. The Fund's relative underperformance for the quarter and first six months of the year is primarily attributable to the cost of its leverage. The underlying portfolio (gross of fees and expenses) returned -1.01%, outperforming the Index for the first six months by 37 basis points. While the leverage on the Fund has had a negative effect on total return in re-cent markets, it has enhanced the Fund's returns over the longer term and has increased the amount of dividends available to the common shareholders.

In the second quarter the high yield market continued to underperform most other fixed income sectors; however, the market did outperform most equity sec-tors for the quarter, reversing the trend of the past few quarters. For exam-ple, the ten-year US Treasury Note returned 1.96% in the second quarter, while the NASDAQ Composite Index returned -13.23%, the Dow Jones Industrial Average returned -3.98%, and the S&P 500 returned -3.77%.

Overview of the First Half of 2000
Through the end of July the high yield market has continued the rally that be-gan in late May. It is our opinion that investors have increased their invest-ment in high yield bonds to take advantage of the discounted prices, higher yields, and wider spreads. This higher yield and wider spread market environ-ment was primarily a result of the Federal Reserve aggressively raising inter-est rates to minimize the possibility of rising inflation. The Fed has raised the overnight funds rate by 175 basis points since June 1999. The Fed intensi-fied its resolve in the first half of 2000 with three separate rate hikes, the last of which was 50 basis points and occurred in mid-May. Investors' fear of additional Fed moves adversely impacted most financial markets, including high yield. The cumulative impact of the Fed tightenings was to turn potential in-vestors away from high yield because of the uncertainty over the extent of the Fed's interest rate hikes and their impact on the economy. This trend is evi-dent when looking at fund flows into high yield mutual funds. The first five months of 2000 saw a total net outflow of over $4.3 billion. Fund flows re-versed course in June, when $1.05 billion flowed into high yield funds.

As the Fed raised rates and investors backed away from the market, the impact could be seen on the average price, yield, and spread over Treasury in the high yield market. For the first six months of 2000 the average price of the Index dropped over 5 points, from 87.17 to 81.91; the yield on the Index increased 137 basis points, from 11.93% to 13.30%; and the spread of the Index over the comparable Treasury increased 165 basis points, from 554 to 719. The high yield market has not seen overall yields this high since the early 1990's.

As capital began flowing out of the high yield market in 1999 the spread be-tween larger issues ($500 million and above) and smaller issues ($100 to $200 million) began to increase. This trend has continued into 2000. The spread be-tween larger and smaller sized issues has increased from 86 basis points at June 30, 1999 to 227 basis points at June 30, 2000. This trend has negatively impacted the relative performance of the Fund for the first six months of 2000 because the Fund holds a higher percentage of $100 to $200 million issues than does the Index.

For the first six months of 2000 performance among the high yield industry sec-tors generally was negative with a few exceptions, those being Mobile Communi-cations, Energy, and Technology. The worst performing sectors for the first half of the year were the Services, Entertainment, Metals, and Transportation industries. The Fund had strong performance relative to the market in the Fixed Communications, Media, and Technology sectors while underperforming in the Au-tomotive, Energy, and Retail segments of the market.

The Fund's portfolio is well diversified, with investments in 141 companies in 30 different industries. Our highest concentration continues to be in the Tele-communications segment of the market, which accounted for 19.4% of the portfo-lio. The Fund is not as aggressively positioned as the Index in some of the more speculative parts of the Telecommunications industry. This negatively in-fluenced the Fund's relative performance in the first two months of 2000, when the more speculative credits in the Telecommunications sector offered strong performance driven by a booming market for Telecom equities. This trend began to reverse in March, and by the end of May the Fund's more conservative stance proved advantageous.

Outlook for the Remainder of 2000
Since late May the overall investor sentiment of a "soft landing" for the econ-omy has resulted in an improvement in investor psychology. A consensus seems to be emerging that inflation risk is abating, that the Fed is not likely to con-tinue to aggressively raise interest rates, and that the economy will slow to a sustainable growth rate. This consensus, combined with the relatively attrac-tive discount, yield and spread being offered in the high yield market, has re-sulted in investors coming back into the high yield market. Demand has begun to broaden its reach into the smaller issues in the high yield market, which is positive for the Fund.

We believe that our strategy of investing in a diversified portfolio of high yield bonds, based upon fundamental analysis, should perform well over the next year. We believe the Fund's performance should remain solid relative to the high yield market as a whole. Rather than focusing on the anticipated direction of interest rates, we will continue to monitor the Fund's credit quality to de-termine how the Fund's investments will perform in various economic cycles.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

/s/ William J. Morgan
William J. Morgan
President

August 17, 2000
---------------------------------------
Please visit our web site, www.phf-hy.com, for information on the Fund's NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest information available re-garding the Fund.
---------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Firstar Bank, N.A. Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, and (800) 637-7549.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES -- 92.1%
AUTOMOTIVE -- 4.0%
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08    $  2,000 $    900,000   0.5%
Dura Operating Corp., Sr Sub Nt, 9%, 5/1/09          1,600    1,392,000   0.7
Hayes Lemmerz International, Inc., Sr Sub Nt,
 9.125%, 7/15/07                                     1,500    1,342,500   0.7
JL French Automotive Castings, Inc., Sr Sub Nt,
 11.5%, 6/1/09                                       1,000      910,000   0.5
JPS Automotive Products Corp., Sr Nt, 11.125%,
 6/15/01                                             1,350    1,350,000   0.7
Oshkosh Truck Corp., Sr Sub Nt, 8.75%, 3/1/08        1,500    1,395,000   0.8
Safety Components International, Inc.,
 Sr Sub Nt, 10.125%, 7/15/07/1/,/4/                  1,000      200,000   0.1
                                                           ------------   ---
                                                              7,489,500   4.0
CABLE -- 2.1%
Charter Communications Holdings LLC, Sr Nt, 10%,
 4/1/09                                              1,000      965,000   0.5
Classic Cable, Inc., Sr Sub Nt, 9.375%, 8/1/09       1,250    1,090,625   0.6
RCN Corp., Sr Nt,
 10%, 10/15/07                                       1,400    1,186,500   0.7
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08               1,000      570,000   0.3
                                                           ------------   ---
                                                              3,812,125   2.1
CHEMICALS -- 2.5%
Gentek, Inc., Sr Sub Nt, 11%, 8/1/09                 1,000    1,012,500   0.5
Marsulex, Inc., Sr Sub Nt, 9.625%, 7/1/08            1,250    1,162,500   0.6
Philipp Brothers Chemicals, Inc., Sr Sub Nt,
 9.875%, 6/1/08                                      1,750    1,242,500   0.7
Polymer Group, Inc., Sr Sub Nt, 9%, 7/1/07           1,500    1,275,000   0.7
                                                           ------------   ---
                                                              4,692,500   2.5
COMMUNICATIONS: FIXED -- 9.5%
Alaska Communications Systems Holdings, Inc., Sr
 Sub Nt, 9.375%, 5/15/09                             1,000      922,500   0.5
Convergent Communications, Inc., Sr Nt, 13%,
 4/1/08                                              3,750    2,629,687   1.4
DTI Holdings, Inc., Sr Disc Nt, 0/12.5%, 3/1/08      5,000    2,100,000   1.1

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

Exodus Communications, Inc., Sr Nt 10.75%,
 12/15/09                                         $  1,500 $  1,447,500   0.8%
Exodus Communications, Inc., Sr Nt 11.625%,
 7/15/10/2/                                            500      501,250   0.3
GCI, Inc., Sr Nt,
 9.75%, 8/1/07                                       1,500    1,395,000   0.8
Global Crossing Holdings, Ltd., Sr Nt, 9.125%,
 11/15/06                                              750      718,125   0.4
360 Networks, Inc., Sr Nt, 13%, 7/15/07              1,750    1,765,313   0.9
McLeod USA, Inc., Sr Nt, 8.375%, 3/15/08             1,000      920,000   0.5
Metromedia Fiber Network, Inc., Sr Nt, 10%,
 12/15/09                                            1,000      985,000   0.5
Nextlink Communications, Inc., Sr Nt, 10.5%,
 12/1/09                                             1,250    1,225,000   0.7
Pathnet, Inc., Sr Nt, 12.25%, 4/15/08                1,000      560,000   0.3
PSINet, Inc., Sr Nt,
 10.5%, 12/1/06                                      1,250    1,150,000   0.6
Williams Communications Group, Inc., Sr Nt,
 10.875%, 10/1/09                                    1,250    1,221,875   0.7
                                                           ------------   ---
                                                             17,541,250   9.5
COMMUNICATIONS: MOBILE -- 6.2%
Arch Communications Group, Inc., Sr Nt, 12.75%,
 7/1/07                                                750      573,750   0.3
Arch Communications Group, Inc., Sr Nt, 13.75%,
 4/15/08                                             1,250    1,006,250   0.5
Centennial Cellular, Sr Sub Nt, 10.75%, 12/15/08     2,375    2,306,719   1.3
Crown Castle Int'l Corp., Sr Nt, 0/10.375%,
 5/15/11                                             1,500      916,875   0.5
Crown Castle Int'l Corp., Sr Sub Nt, 9.5%,
 8/1/11                                              1,000      950,000   0.5
Metrocall Inc., Sr Sub Nt, 10.375%, 10/1/07          2,500    1,750,000   0.9
Nextel Communications, Inc., Sr Nt, 9.375%,
 11/15/09                                            1,000      955,000   0.5
Paging Network do Brasil Holding Co. LLC, Sr Nt,
 13.5%, 6/6/05                                         500       30,000   0.0
Price Communications Wireless, Inc., Sr Sec Nt,
 9.125%, 12/15/06                                    1,000    1,010,000   0.6
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08     2,050    1,988,500   1.1
                                                           ------------   ---
                                                             11,487,094   6.2

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Percent
                                                   Par                 of Net
Description                                       (000)      Value     Assets
------------------------------------------------------------------------------

CONSUMER MANUFACTURING -- 2.7%
Home Products International, Inc., Sr Sub Nt,
 9.625%, 5/15/08                                 $  1,500 $  1,230,000   0.7%
Applica, Inc., Sr Sub Nt, 10%, 7/31/08              1,500    1,470,000   0.8
Drypers Corp., Sr Nt, 10.25%, 6/15/07               1,465      944,925   0.5
JB Williams Holdings Inc., Sr Nt, 12%, 3/1/04         375      360,000   0.2
Scotts Co., Sr Sub Nt, 8.625%, 1/15/09/2/           1,000      960,000   0.5
                                                          ------------   ---
                                                             4,964,925   2.7
ENERGY -- 3.1%
Coho Energy, Inc., Sr Sub Nt PIK, 15%,
 3/31/07/3/                                         2,000    2,000,000   1.0
Giant Industries Inc., Sr Sub Nt, 9.75%,
 11/15/03                                             875      850,938   0.5
Giant Industries Inc., Sr Sub Nt, 9%, 9/1/07        1,000      907,500   0.5
Orion Refining Corp., Sr Nt, 10%, 11/15/04/2/       3,000    2,040,178   1.1
                                                          ------------   ---
                                                             5,798,616   3.1
ENTERTAINMENT -- 2.1%
Bally Total Fitness Holding Corp., Sr Sub Nt,
 9.875%, 10/15/07                                   1,500    1,357,500   0.7
SFX Entertainment, Inc., Sr Sub Nt, 9.125%,
 12/1/08                                            2,500    2,512,500   1.4
                                                          ------------   ---
                                                             3,870,000   2.1
FOOD & BEVERAGE -- 1.6%
Fresh Foods, Inc., Sr Nt, 10.75%, 6/1/06            1,630    1,010,600   0.5
International Home Foods, Co Guar, 10.375%,
 11/1/06                                            1,000    1,070,000   0.6
National Wine & Spirits, Inc., Sr Nt, 10.125%,
 1/15/09                                            1,000      970,000   0.5
                                                          ------------   ---
                                                             3,050,600   1.6
GAMING -- 1.5%
Aladdin Gaming, Sr Disc Nt, 0/13.5%, 3/1/10         2,750    1,601,875   0.8
Pinnacle Entertainment, Sr Sub Nt, 9.5%, 8/1/07     1,250    1,243,750   0.7
                                                          ------------   ---
                                                             2,845,625   1.5

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

GENERAL INDUSTRIAL -- 8.3%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07           $  1,500 $  1,065,000   0.6%
Better Minerals and Aggregates Co., Sr Sub Nt,
 13%, 9/15/09                                        1,250    1,221,875   0.7
Columbus McKinnon Corp., Sr Sub Nt, 8.5%, 4/1/08     1,250    1,075,000   0.6
Communications Instruments, Inc., Sr Sub Nt,
 10%, 9/15/04                                        2,130    1,735,950   0.9
Indesco International, Inc., Sr Sub Nt, 9.75%,
 4/15/08                                             1,750      647,500   0.3
International Knife & Saw, Sr Sub Nt, 11.375%,
 11/15/06                                            2,500    1,300,000   0.7
Jackson Products, Inc., Sr Sub Nt, 9.5%, 4/15/05     2,000    1,800,000   1.0
LLS Corp., Sr Sub Nt, 11.625%, 8/1/09                1,000      945,000   0.5
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07       2,000    1,970,000   1.0
Omega Cabinets, Ltd, Sr Sub Nt, 10.5%, 6/15/07       2,250    2,070,000   1.1
Precision Partners, Inc., Sr Sub Nt, 12%,
 3/15/09                                             1,175      681,500   0.4
Westinghouse Air Brake, Sr Nt, 9.375%, 6/15/05       1,000      965,000   0.5
                                                           ------------   ---
                                                             15,476,825   8.3
HEALTH CARE -- 2.1%
Beverly Enterprises, Inc., Co Guar, 9%, 2/15/06        770      639,100   0.3
Concentra Operating Corp., Sr Sub Nt, 13%,
 8/15/09                                             1,500    1,200,000   0.7
Hanger Orthopedic Group, Inc., Sr Sub Nt,
 11.25%, 6/15/09                                     1,250    1,087,500   0.6
Quorum Health, Sr Sub Nt, 8.75%, 11/1/05             1,000      950,000   0.5
                                                           ------------   ---
                                                              3,876,600   2.1
HOTELS & LODGING -- 1.2%
Prime Hospitality Corp., 1st Mtg, 9.25%, 1/15/06     1,000      985,000   0.5
Prime Hospitality Corp., Sr Sub Nt, 9.75%,
 4/1/07                                              1,375    1,326,875   0.7
                                                           ------------   ---
                                                              2,311,875   1.2
MEDIA -- 9.6%
Ackerly Group, Inc., Sr Sub Nt, 9%, 1/15/09          1,000      917,500   0.5

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

Citadel Broadcasting Company, Sr Sub Nt, 10.25%,
 7/1/07                                              1,500    1,516,875   0.8
Garden State Newspapers, Inc., Sr Sub Nt, 8.75%,
 10/1/09                                          $    800 $    708,000   0.4%
Granite Broadcasting Corp., Sr Sub Nt, 10.375%,
 5/15/05                                             2,172    2,063,400   1.1
Lamar Advertising Co., Sr Sub Nt, 9.25%,
 8/15/07/2/                                          1,000      975,000   0.5
Lamar Advertising Co., Sr Sub Nt, 9.625%,
 12/1/06/2/                                            500      502,500   0.3
Liberty Group Publishing, Inc., Sr Sub Nt,
 9.375%, 2/1/08                                      2,000    1,640,000   0.9
Liberty Group Publishing, Inc., Sr Disc Nt,
 0/11.625%, 2/1/09                                   1,125      624,375   0.3
Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07             2,150    1,806,000   1.0
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09      2,000    1,800,000   1.0
Radio One, Inc., Sr Sub Nt, 7/12%, 5/15/04           2,220    2,397,600   1.3
Salem Communications, Sr Sub Nt, 9.5%, 10/1/07       1,000      937,500   0.5
Tri-State Outdoor Media, Sr Nt, 11%, 5/15/08         2,000    1,840,000   1.0
                                                           ------------   ---
                                                             17,728,750   9.6
METALS -- 2.2%
Echo Bay Mines Ltd., Jr Sub Debs, 11%, 4/1/27        1,000      597,500   0.3
LTV Corp., Sr Nt,
 11.75%, 11/15/09                                    1,000      840,000   0.5
NS Group, Inc., Sr Nt, 13.5%, 7/15/03                2,500    2,550,000   1.4
                                                           ------------   ---
                                                              3,987,500   2.2
PAPER & PACKAGING -- 6.8%
Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%, 7/15/07     3,000    2,977,500   1.6
Alabama Pine Pulp, Inc., Tranche B Bank Debt ,
 0%, 6/30/05                                         1,108      210,538   0.1
Alabama Pine Pulp, Inc., Tranche C Bank Debt ,
 0%, 12/31/08                                        1,535      291,636   0.1
American Tissue, Inc., Sr Sec Nt, 12.5%, 7/15/06     2,250    2,171,250   1.2
Berry Plastics Corp., Sr Sub Nt, 12.25%, 4/15/04     1,750    1,660,313   0.9
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%,
 9/15/08                                               750      750,000   0.4

                                                                       Percent
                                                   Par                 of Net
Description                                       (000)      Value     Assets
------------------------------------------------------------------------------

Crown Packaging, Ltd., Ser B Sr Nt, 10.75%,
 11/1/00                                            2,250    1,847,812   1.0
Millar Western Forest Products Ltd, Sr Nt,
 9.875%, 5/15/08                                 $  1,500 $  1,402,500   0.8%
Portola Packaging Inc., Sr Nt, 10.75%, 10/1/05      1,500    1,215,000   0.7
                                                          ------------   ---
                                                            12,526,549   6.8
REAL ESTATE -- 2.6%
American Builders & Contractors Supply Co.,
 Inc., Sr Sub Nt, 10.625%, 5/15/07                  1,500    1,233,750   0.7
Associated Materials, Inc., Sr Sub Nt, 9.25%,
 3/1/08                                             1,000      935,000   0.5
DR Horton, Inc., Sr Nt, 10.5%, 4/1/05               1,125    1,132,031   0.6
Fedders North America, Inc., Sr Sub Nt, 9.375%,
 8/15/07                                            1,500    1,408,125   0.8
                                                          ------------   ---
                                                             4,708,906   2.6
RESTAURANTS -- 3.0%
American Restaurant Group, Inc., Sr Nt, 11.5%,
 2/15/03                                            1,500    1,151,250   0.6
Avado Brands, Inc., Sr Nt, 9.75%, 6/1/06            1,500    1,177,500   0.7
Avado Brands, Inc., Sr Sub Nt, 11.75%, 6/15/09        500      253,750   0.1
Domino's, Inc., Sr Sub Nt, 10.375%, 1/15/09         1,750    1,623,125   0.9
FM 1993 A Corp., Sr Nt, 9.75%, 11/1/03                250      250,000   0.1
TPI Enterprises, Sub Deb, 8.25%, 7/15/02            1,955    1,045,925   0.6
                                                          ------------   ---
                                                             5,501,550   3.0
RETAILING -- 3.7%
Quality Stores, Sr Nt, 10.625%, 4/1/07              1,500    1,050,000   0.6
Frank's Nursery & Crafts, Sr Sub Nt, 10.25%,
 3/1/08                                             1,750      647,500   0.3
Group 1 Automotive, Inc., Sr Sub Nt, 10.875%,
 3/1/09                                             1,500    1,335,000   0.7
Guitar Center Mgmt., Sr Nt, 11%, 7/1/06             1,520    1,466,800   0.8
Knoll Inc., Sr Sub Nt, 10.875%, 3/15/06             1,525    1,525,000   0.8
Mattress Discounters Co., Sr Nt w/ warrant,
 12.625%, 7/15/07/2/                                1,000      910,000   0.5
                                                          ------------   ---
                                                             6,934,300   3.7

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

SERVICES -- 10.9%
American Eco Corp., Sr Nt, 9.625%, 5/15/08        $  2,000 $     60,000   0.0%
Coinmach Corp., Ser D Sr Nt, 11.75%, 11/15/05        1,750    1,680,000   0.9
Coyne International Enterprises Corp., Sr Sub
 Nt, 11.25%, 6/1/08                                  2,500    2,081,250   1.1
Kaiser Group International, Inc., Sr Sub Nt 13%,
 12/31/03/1/,/4/                                     1,500      716,250   0.4
King Pharmaceutical, Inc., Sr Sub Nt, 10.75%,
 2/15/09                                             1,750    1,802,500   1.0
Norcal Waste Systems, Sr Nt, 13.5%, 11/15/05         1,500    1,560,000   0.8
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09           1,625    1,478,750   0.8
Iron Mountain, Inc., Sr Nt. 8.125%, 5/15/08          1,000      880,000   0.5
Iron Mountain, Inc., Sr Sub Nt, 11.125%, 7/15/06     1,375    1,419,688   0.8
Rose Hills Co., Sr Sub Nt, 9.5%, 11/15/04            1,750    1,137,500   0.6
Travelcenters of America, Sr Sub Nt, 10.25%,
 4/1/07                                              2,000    2,017,500   1.1
Twin Laboratories, Inc., Sr Sub Nt, 10.25%,
 5/15/06                                               650      646,750   0.3
Volume Services America, Inc., Sr Sub Nt,
 11.25%, 3/1/09                                      1,750    1,592,500   0.9
Wesco Distribution, Inc., Sr Sub Nt, 9.125%,
 6/1/08                                              2,500    2,287,500   1.2
Williams Scotsman, Inc., Sr Nt, 9.875%, 6/1/07       1,000      910,000   0.5
                                                           ------------  ----
                                                             20,270,188  10.9
SUPERMARKETS & DRUG STORES -- 0.3%
Penn Traffic, Co., Sr Nt, 11%, 6/29/09                 659      507,430   0.3
                                                           ------------  ----
TECHNOLOGY -- 4.1%
Advanced Micro Devices, Inc., Sr Nt, 11%, 8/1/03     1,500    1,548,750   0.8
Elgar Holdings, Inc., Sr Nt, 9.875%, 2/1/08          1,000      550,000   0.3
Fisher Scientific International, Inc., Sr Sub
 Nt, 9%, 2/1/08                                      1,275    1,166,625   0.7
Fisher Scientific International, Inc., Sr Sub Nt
 add on, 9%, 2/1/08                                    225      205,875   0.1

                                                                        Percent
                                                Shares/Par              of Net
Description                                       (000)       Value     Assets
-------------------------------------------------------------------------------

Flextronics International Ltd, Sr Sub Nt,
 8.75%, 10/15/07                                 $  2,000  $  1,890,000   1.0%
Viasystems, Inc., Sr Sub Nt, 9.75%, 6/1/07          2,500     2,162,500   1.2
                                                           ------------  ----
                                                              7,523,750   4.1
TRANSPORTATION -- 2.0%
Atlantic Coast Airlines, Tranche C Pass-Thru
 Cert, 8.75%, 1/1/07/2/                             1,288     1,277,235   0.7
Moran Transportation Co., Bank Debt, 10.031%,
 12/31/05                                           2,463     2,437,875   1.3
                                                           ------------  ----
                                                              3,715,110   2.0
Total Corporate Debt Securities
 (amortized cost $193,203,600)                              170,621,568  92.1
                                                           ------------  ----
EQUITY INVESTMENTS -- 2.0%
Aladdin Gaming/Capital Corp., Warrants,
 3/1/10/1/,/3/                                     27,500             0   0.0
Arch Communications Group, Inc., Common
 Stock/1/                                          10,000        61,250   0.0
Arch Communications Group, Inc., Warrants,
 9/1/01/1/                                         23,483        22,015   0.0
Classic Communications, Inc., Common Stock/1/       5,250        46,922   0.0
Convergent Communications, Inc., Common
 Stock/1/                                          10,800        86,400   0.1
DTI Holdings, Inc., Warrants, 3/1/08/1/,/3/        25,000             0   0.0
Glasstech, Inc., Warrants, 6/30/04/1/,/3/           1,000             0   0.0
Gulf States Steel, Warrants, 4/15/03/1/,/3/           500             0   0.0
Harvard Industries, Inc., Common Stock/1/         191,199       645,296   0.4
McLeod USA, Inc., Common Stock/1/                   6,414       132,289   0.1
Nextlink Communications, Inc., Pfd, 13.5% PIK,
 6/1/10                                             1,298     1,280,155   0.7
Optel, Inc., Class C Common Stock/1/,/3/              750             0   0.0
Orion Refining Corp. Class A Conv Pfd Stock/1/         97         7,081   0.0
Orion Refining Corp. Class C Conv Pfd Stock/1/      1,522        65,446   0.0
Paging Network do Brasil Holding Co. LLC,
 Warrants/1/,/3/                                      500             0   0.0
Pathnet, Inc., Warrants, 4/15/08/1/,/2/             1,000        10,000   0.0
Phonetel Technologies, Inc., Common Stock/1/      286,900       116,553   0.1
Rural Cellular Corp., Pfd, 11.375% PIK,
 5/15/10                                            1,262     1,186,280   0.6

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Statement of Net Assets (concluded)
June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                       Percent
                                               Shares/Par              of Net
Description                                      (000)       Value     Assets
------------------------------------------------------------------------------

Sabreliner Corp., Warrants, 4/15/03/1/,/3/      $    500  $          0   0.0%
San Jacinto Holdings, Common Stock/1/,/3/          2,246             0   0.0
US Leather, Inc., Common Stock/1/,/3/             93,269             0   0.0
                                                          ------------   ---
Total Equity Investments
 (cost $7,735,332)                                           3,659,687   2.0
SECURITIES LENDING PROGRAM ASSETS -- 9.6%
Lehman Brothers Holdings, Inc. 7.225%, dated
 6/30/00, matures 7/3/00 (at amortized cost)       7,858     7,857,552   4.2
Salomon Brothers Corp. 7.325%, dated 6/30/00,
 matures 7/3/00 (at amortized cost)               10,000    10,000,000   5.4
                                                          ------------   ---
Total Securities Lending Program Assets                     17,857,552   9.6
COMMERCIAL PAPER -- 2.2%
Broadway Capital Corp., 6.95%, 7/7/00                750       749,131   0.4
Grand Funding Corp., 6.58%, 7/5/00                   600       599,559   0.3
Southern Company, 6.59%, 7/5/00                      600       599,560   0.4
Stellar Funding Group, 6.63%, 7/5/00                 600       599,558   0.3
Stellar Funding Group, 6.85%, 7/7/00                 750       749,144   0.4
Victory Receivables Corp., 6.90%, 7/7/00             750       749,138   0.4
                                                          ------------   ---
Total Commercial Paper
 (at amortized cost)                                         4,046,090   2.2

                                                                     Percent
                                                                     of Net
Description                                               Value      Assets
----------------------------------------------------------------------------

TOTAL INVESTMENTS
 (amortized cost $222,842,574)                         $196,184,897   105.9%
Payable Upon Return of Securities Loaned                (17,857,552)   (9.6)
Other Assets in Excess of Liabilities                     6,938,608     3.7
                                                       ------------   -----
Net Assets                                              185,265,953   100.0
Less: Outstanding Preferred Stock                       (70,000,000)
                                                       ------------
Net Assets Applicable to 9,504,994 Shares of
 Common Stock Outstanding                              $115,265,953
                                                       ============
Net Asset Value Per Common Share
 ($115,265,953 / 9,504,994)                            $      12.13
                                                       ============

-------------------------------------------------------------------------------
/1/Non-income producing security.
/2/Security exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $5,698,663 or 3.1% of net assets.
/3/Board valued security. These securities amounted to $2,000,000 or 1.1% of net assets.
/4/Securities in default.
-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations
                                        Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest, dividends, and other................................... $ 11,179,540
EXPENSES:
 Investment advisory fee (Note 5).................................      764,957
 Administrative fee (Note 5)......................................       95,619
 Printing, postage and other......................................       89,969
 Custodian, transfer agent and accounting fees (Note 5)...........       37,465
 Legal fees.......................................................       26,894
 Directors' fees..................................................       29,676
 Audit fee........................................................       17,336
 Insurance........................................................        9,853
                                                                   ------------
  Total Expenses..................................................    1,071,769
                                                                   ------------
  Net Investment Income...........................................   10,107,771
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments..........................   (2,501,181)
 Net unrealized appreciation/(depreciation) on investments........  (10,686,558)
                                                                   ------------
 Net realized and unrealized gain/(loss) on investments...........  (13,187,739)
                                                                   ------------
 Net increase/(decrease) in net assets resulting from operations..   (3,079,968)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS...........................   (2,422,050)
                                                                   ------------
NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON
 STOCKHOLDERS RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO
 PREFERRED STOCKHOLDERS........................................... $ (5,502,018)
                                                                   ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                      For the Six
                                                      Months Ended  For the Year
                                                        June 30,       Ended
                                                          2000      December 31,
                                                      (Unaudited)       1999
---------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
 Net investment income..............................  $ 10,107,771  $ 19,757,687
 Net realized gain/(loss) on investments............    (2,501,181)   (5,237,176)
 Net unrealized appreciation/(depreciation) on
  investments.......................................   (10,686,558)   (8,236,109)
                                                      ------------  ------------
Net increase/(decrease) in net assets resulting from
 operations.........................................    (3,079,968)    6,284,402
                                                      ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends of $0.69 and $1.39 per share,
  respectively......................................    (2,422,050)   (4,527,560)
 Common dividends:
  Net investment income of $0.84 and $1.68 per
   share, respectively..............................    (7,984,195)  (14,951,468)
                                                      ------------  ------------
Total decrease in net assets from distributions to
 stockholders.......................................   (10,406,245)  (19,479,028)
                                                      ------------  ------------
FUND SHARE TRANSACTIONS
 (NOTES 2 AND 3):
 Net proceeds/(cost) from issuance/(exchange) or
  restructuring of preferred stock..................           --     20,898,401
 Value of 0 and 28,314 shares issued in reinvestment
  of dividends, respectively........................           --         69,990
 Net proceeds from 2,375,662 shares of common stock
  issued in rights offering after deducting
  $1,180,982 of offering expenses...................           --     33,788,763
                                                      ------------  ------------
Total increase in net assets derived from fund share
 transactions.......................................             0    54,757,154
                                                      ------------  ------------
Total net increase/(decrease) in net assets.........   (13,486,213)   41,562,528
NET ASSETS:
 Beginning of period................................   198,752,166   157,189,638
                                                      ------------  ------------
 End of Period......................................  $185,265,953  $198,752,166
                                                      ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)

------------------------------------------------------------------------------------------------
                          For the Six
                          Months Ended
                            June 30,                 Year Ended December 31,
                              2000      -------------------------------------------------------
                          (Unaudited)     1999        1998        1997       1996       1995
------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....      $13.55       $15.19      $17.40      $17.44     $16.02     $16.86
                           ---------    ---------   ---------   ---------  ---------  ---------
Net investment income...        1.06         2.18        2.30        2.22       2.16       2.19
Net realized and
 unrealized gain/(loss)
 on investments.........       (1.39)       (1.34)      (2.32)       0.83       1.42      (0.06)
                           ---------    ---------   ---------   ---------  ---------  ---------
Net increase in net
 asset value resulting
 from operations........       (0.33)        0.84       (0.02)       3.05       3.58       2.13
                           ---------    ---------   ---------   ---------  ---------  ---------
Distributions to
 Stockholders from:
Preferred dividends.....       (0.25)       (0.51)      (0.49)      (0.49)     (0.46)     (0.29)
Common:
 Net investment income
  and short-term gains..       (0.84)       (1.68)      (1.70)      (1.72)     (1.70)     (1.90)
 Net realized long-term
  gains.................         --           --          --        (0.16)       --         --
                           ---------    ---------   ---------   ---------  ---------  ---------
Total distributions to
 preferred and common
 stockholders...........       (1.09)       (2.19)      (2.19)      (2.37)     (2.16)     (2.19)
                           ---------    ---------   ---------   ---------  ---------  ---------
Capital Change Resulting
 from the Issuance of
 Fund Shares:
Common Shares...........         --         (0.29)        --        (0.69)       --       (0.67)
Preferred Shares........         --           --          --        (0.03)       --       (0.11)
                           ---------    ---------   ---------   ---------  ---------  ---------
                                 --         (0.29)        --        (0.72)       --       (0.78)
                           ---------    ---------   ---------   ---------  ---------  ---------
Net asset value, end of
 period.................      $12.13       $13.55      $15.19      $17.40     $17.44     $16.02
                           =========    =========   =========   =========  =========  =========
Market value per share,
 end of period..........      $12.38       $11.63      $16.38      $18.19     $17.88     $17.38
                           =========    =========   =========   =========  =========  =========
TOTAL INVESTMENT RETURN:
Based on market value
 per common share/1/ ...       12.73%      (19.91%)     (0.16%)     13.23%     14.37%     16.04%
Based on net asset value
 per common share/2/ ...       (4.11%)       2.56%      (3.19%)     15.44%     20.40%     10.68%
RATIOS TO AVERAGE NET
 ASSETS/3/:
 Expenses...............        1.13%        1.14%       0.83%       1.47%      1.80%      0.86%
 Net investment income..       10.87%       10.08%       9.72%       8.92%      9.21%     10.45%
SUPPLEMENTAL DATA:
Net assets at end of
 period, net of
 preferred stock (000)..    $115,266     $128,752    $108,190    $123,442    $87,054    $79,596
Average net assets
 during period, net of
 preferred stock (000)..    $120,973     $130,836    $119,223    $118,893    $83,074    $79,614
Portfolio turnover
 rate...................          18%          37%         88%        116%        76%        83%
Number of preferred
 shares outstanding at
 end of period..........   3,500,000    3,500,000   2,450,000   2,450,000  1,650,000  1,650,000
Asset coverage per share
 of preferred stock
 outstanding at end of
 period.................         $53          $57         $64         $70        $73        $66
Liquidation and average
 market value per share
 of preferred stock.....         $20          $20         $20         $20        $20        $20
------------------------------------------------------------------------------------------------

/2/ Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/ Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
/1/ Total investment return excludes the effects of commissions.
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES -- Pacholder High Yield Fund, Inc. (the "Fund") is a closed-end, diversified management investment company regis-tered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by invest-ing primarily in high yield, lower rated fixed-income securities of domes-tic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service or broker confirmation. Re-stricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established by the Board of Directors. At June 30, 2000, there was board valued securities of $2,000,000 , or less than 1.1% of net assets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund has complied with the Internal Revenue Code's requirements applicable to investment companies. Provisions of $42,953 and $32,828 for federal excise tax were required at December 31, 1999 and 1998, respectively, because the Fund distributed less than 98% of net investment income.

  The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same ba-sis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the col-lateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and ex-penses are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized cap-ital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid quarterly from net investment income.

 F. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securi-ties on the trade date and maintains security positions such that suffi-cient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. No "when-issued" or "delayed delivery" purchase commitments were in-cluded in the portfolio of investments as of June 30, 2000.

 G. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and lia-bilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and ex-penses during the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At June 30, 2000, there were 46,500,000 shares of common stock with a $.01 par value authorized and 9,504,994 shares outstanding.

3. PREFERRED STOCK -- At June 30, 2000, accrued preferred dividends were $1,211,025.

 On March 26, 1999 the Fund issued 1,050,000 shares ($21,000,000 liquidation preference) of Series E 6.46% Preferred Stock due March 2, 2002 at an offer-ing price of $20 per share. The Series E Preferred Stock has substantially identical terms and conditions to the Series C and D Preferred Stocks, with the exception of an additional dividend coverage test. The offering expenses of the preferred stock were $101,599, which were recorded as a reduction of paid-in capital for common stockholders. These expenses included $52,500 paid to Winton Associates, Inc. for financial and advisory services, including advis-

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 ing the Fund regarding the structure of the preferred stock offering and the materials utilized therewith, and coordinating the arrangements of the pre-ferred stock offering.

 On December 14, 1998, the Fund issued Series C 7.15% Preferred Stock ($33,000,000 liquidation preference) and Series D 7.05% Preferred Stock ($16,000,000 liquidation preference) in exchange for all of the Fund's Series A Preferred Stock and Series B Preferred Stock. The Series C and D shares have substantially identical terms and conditions to the Series A and B shares, with the exception of a less restrictive asset coverage test. The ex-penses related to the transaction were $30,388, which were recorded as a re-duction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (ex-cluding commercial paper) for the six months ended June 30, 2000 aggregated $32,599,558 and $37,452,350, respectively.

 At June 30, 2000, the federal income tax basis of securities was $208,696,427; unrealized depreciation aggregated $24,400,443, of which $2,804,387 related to appreciated securities and $27,204,830 related to de-preciated securities.

 At June 30, 2000, the Fund had available a capital loss carryforward of $5,459,207, which begin to expire in 2006, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Company, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston Domestic + High Yield Index.(TM) The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the six months ended June 30, 2000, the Fund's total return was (4.11)%. For the same period, the total return of the CS First Boston Do-mestic + High Yield Index(TM) was (1.38)%. For the period ended June 30, 2000, the advisory fee is calculated based on 0.80% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At June 30, 2000, ac-crued advisory fees were $570,113.

 The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At June 30, 2000, accrued administrative fees were $10,290.

 The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At June 30, 2000, accrued account-ing fees were $6,787.

6. NET ASSETS CONSIST OF:

                                                     June 30,    December 31,
                                                       2000          1999
                                                   ------------  ------------
Common Stock ($.01 par value)..................... $     95,050  $     95,050
Preferred Stock...................................   70,000,000    70,000,000
Paid-in capital...................................  151,053,152   150,903,682
Undistributed net investment income...............   (4,466,157)    1,473,263
Accumulated net realized gain/(loss) on
 investments......................................   (4,758,415)   (7,750,506)
Unrealized appreciation/(depreciation) on
 investments......................................  (26,657,677)  (15,969,323)
                                                   ------------  ------------
                                                   $185,265,953  $198,752,166
                                                   ============  ============

--------------------------------------------------------------------------------


                        Pacholder High Yield Fund, Inc.



                               Semi-Annual Report
                                 June 30, 2000

--------------------------------------------------------------------------------

                       PACHOLDER HIGH YIELD FUND, INC.

                             Directors and Officers

 William J. Morgan                   John F. Williamson
 Chairman and President              Director


 James P. Shanahan, Jr.              Daniel A. Grant
 Secretary                           Director


 James E. Gibson                     George D. Woodard
 Treasurer                           Director



                              Investment Objective
             A closed-end fund seeking a high level of total return
               through current income and capital appreciation by
          investing primarily in high yield, lower rated fixed-income securities of domestic companies.

                               Investment Advisor
                            Pacholder & Company, LLC

                                 Administrator
                    Kenwood Administrative Management, Inc.

                          Custodian and Transfer Agent
                               Firstar Bank, N.A.

                                 Legal Counsel
                           Kirkpatrick & Lockhart LLP

                              Independent Auditors
                             Deloitte & Touche LLP

                               Executive Offices
                        Pacholder High Yield Fund, Inc.
                              8044 Montgomery Road
                                   Suite 480
                              Cincinnati, OH 45236
                                 (513) 985-3200

                                    Web Site
                                 www.phf-hy.com

   This report is sent to the
  shareholders of Pacholder High
  Yield Fund, Inc. for their infor-
  mation. It is not a prospectus,
  offering circular, or other rep-
  resentation intended for use in
  connection with the purchase or
  sale of shares of the Fund or any
  securities mentioned in this re-
  port.


--------------------------------------------------------------------------------